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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                           Current Report Pursuant to
                               Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  May 20, 1998


                                   AETNA INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                   Connecticut
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                 (State or Other Jurisdiction of Incorporation)


          1-11913                                             02-0488491
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 (Commission File Number)                                   (I.R.S. Employer
                                                           Identification No.)


151 Farmington Avenue, Hartford, Connecticut                          06156
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(Address of Principal Executive Offices)                            (ZIP Code)


                                 (860) 273-0123
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)











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                                TABLE OF CONTENTS


                                                                     Page

Item 5.         Other Events.                                          3


Item 7(c).      Exhibits.                                              3


Signatures                                                             4




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Item 5.  Other Events.

Aetna Inc. announced today that it has entered into a definitive agreement to sell its domestic individual life insurance business to Lincoln National Corporation for $1 billion in cash. The transaction, to be accomplished through an indemnity reinsurance agreement, is subject to federal and state regulatory approvals and other customary conditions. It is expected to close in the fall of 1998.

The transaction includes approximately $50 billion of individual life insurance in-force as well as access to a managing general agent and brokerage distribution channel. The insurance involved is in the following lines: traditional life, universal life, participating life, sponsored life and corporate-owned life insurance. It does not include Aetna's overall financial services business, including its annuities business, or its group life or international life insurance businesses.

A copy of the press release announcing this transaction is attached hereto as
Exhibit 99, which exhibit is incorporated herein by reference.



Item 7(c). Exhibits.

Exhibit 99 Press Release of Aetna Inc. dated May 21, 1998.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                                         AETNA INC.
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                                                        (Registrant)


Date  May 21, 1998                                By /s/ Alan M. Bennett
      -----------------                              -------------------
                                                  Alan M. Bennett
                                                  Vice President
                                                  and Corporate Controller
                                                  (Chief Accounting Officer)





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                                  EXHIBIT INDEX



Exhibit No.                Description

   99                      Press Release of Aetna Inc. dated May 21, 1998